                                                                 Exhibit 4.5



                      AMENDED AND RESTATED DECLARATION

                                  OF TRUST

                           LACLEDE CAPITAL TRUST I

                         Dated as of ________, 2002



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
                                             CONTENTS
                                                                                                PAGE
                                                                                                ----
CROSS-REFERENCE TABLE............................................................................iv

ARTICLE I.      INTERPRETATION AND DEFINITIONS...................................................1

         SECTION 1.1           Definitions.......................................................1

ARTICLE II.     TRUST INDENTURE ACT..............................................................7

         SECTION 2.1           Trust Indenture Act; Application..................................7
         SECTION 2.2           Lists of Holders of Securities....................................7
         SECTION 2.3           Reports by the Property Trustee...................................8
         SECTION 2.4           Periodic Reports to Property Trustee..............................8
         SECTION 2.5           Evidence of Compliance with Conditions Precedent..................9
         SECTION 2.6           Events of Default; Waiver.........................................9
         SECTION 2.7           Event of Default; Notice..........................................10

ARTICLE III.    ORGANIZATION.....................................................................11

         SECTION 3.1           Name..............................................................11
         SECTION 3.2           Office............................................................11
         SECTION 3.3           Purpose...........................................................11
         SECTION 3.4           Authority.........................................................12
         SECTION 3.5           Title to Property of the Trust....................................12
         SECTION 3.6           Powers and Duties of the Administrative Trustees..................12
         SECTION 3.7           Prohibition of Actions by the Trust and the Trustees..............14
         SECTION 3.8           Powers and Duties of the Property Trustee.........................15
         SECTION 3.9           Duties and Responsibilities of the Property Trustee...............17
         SECTION 3.10          Certain Rights of Property Trustee................................18
         SECTION 3.11          Delaware Trustee..................................................20
         SECTION 3.12          Execution of Documents............................................21
         SECTION 3.13          Not Responsible for Recitals or Issuance of Securities............21
         SECTION 3.14          Duration of Trust.................................................21
         SECTION 3.15          Mergers...........................................................21

ARTICLE IV.     SPONSOR..........................................................................23

         SECTION 4.1           Sponsor's Purchase of Common Securities...........................23
         SECTION 4.2           Responsibilities of the Sponsor...................................23

ARTICLE V.      TRUSTEES.........................................................................24

         SECTION 5.1           Number of Trustees................................................24

                                     i

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
         SECTION 5.2           Delaware Trustee..................................................24
         SECTION 5.3           Property Trustee; Eligibility.....................................24
         SECTION 5.4           Qualifications of Administrative Trustees and Delaware
                               Trustee Generally.................................................25
         SECTION 5.5           Initial Trustees..................................................25
         SECTION 5.6           Appointment, Removal and Resignation of Trustees..................26
         SECTION 5.7           Vacancies among Trustees..........................................27
         SECTION 5.8           Effect of Vacancies...............................................27
         SECTION 5.9           Meetings..........................................................28
         SECTION 5.10          Delegation of Power...............................................28
         SECTION 5.11          Merger, Conversion, Consolidation or Succession to
                               Business..........................................................28

ARTICLE VI.     DISTRIBUTIONS....................................................................29

         SECTION 6.1           Distributions.....................................................29

ARTICLE VII.    ISSUANCE OF SECURITIES...........................................................29

         SECTION 7.1           General Provisions Regarding Securities...........................29

ARTICLE VIII.   TERMINATION OF TRUST.............................................................31

         SECTION 8.1           Dissolution and Termination of Trust..............................31

ARTICLE IX.     TRANSFER OF INTERESTS............................................................32

         SECTION 9.1           Transfer of Securities............................................32
         SECTION 9.2           Transfer of Certificates..........................................32
         SECTION 9.3           Deemed Security Holders...........................................33
         SECTION 9.4           Book Entry Interests..............................................33
         SECTION 9.5           Notices to Clearing Agency........................................34
         SECTION 9.6           Appointment of Successor Clearing Agency..........................34
         SECTION 9.7           Definitive Preferred Security Certificates........................34
         SECTION 9.8           Mutilated, Destroyed, Lost or Stolen Certificates.................35

ARTICLE X.      LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
                TRUSTEES OR OTHERS...............................................................35

         SECTION 10.1          Liability.........................................................35
         SECTION 10.2          Exculpation.......................................................36
         SECTION 10.3          Fiduciary Duty....................................................36
         SECTION 10.4          Indemnification...................................................37
         SECTION 10.5          Businesses........................................................40

                                     ii

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ARTICLE XI.    ACCOUNTING........................................................................40

         SECTION 11.1          Fiscal Year.......................................................40
         SECTION 11.2          Certain Accounting Matters........................................40
         SECTION 11.3          Banking...........................................................41
         SECTION 11.4          Withholding.......................................................41

ARTICLE XII.   AMENDMENTS AND MEETINGS...........................................................42

         SECTION 12.1          Amendments........................................................42
         SECTION 12.2          Meetings of the Holders of Securities; Action by
                               Written Consent...................................................43

ARTICLE XIII.  REPRESENTATIONS OF PROPERTY TRUSTEE AND
               DELAWARE TRUSTEE..................................................................45

         SECTION 13.1          Representations and Warranties of Property Trustee................45
         SECTION 13.2          Representation and Warranties of Delaware Trustee.................45

ARTICLE XIV.   MISCELLANEOUS.....................................................................46

         SECTION 14.1          Notices...........................................................46
         SECTION 14.2          Governing Law.....................................................47
         SECTION 14.3          Intention of the Parties..........................................48
         SECTION 14.4          Headings..........................................................48
         SECTION 14.5          Successors and Assigns............................................48
         SECTION 14.6          Partial Enforceability............................................48
         SECTION 14.7          Counterparts......................................................48
         SECTION 14.8          Recitals..........................................................48

Annex
-----

         Annex I - Terms of ____% Trust Originated Preferred and Common
         Securities..............................................................................A-1

Exhibits
--------

         Exhibit A-1           Form of Preferred Security Certificate............................A1-1
         Exhibit A-2           Form of Common Security Certificate...............................A2-1
         Exhibit B             Specimen of Debenture.............................................B-1
         Exhibit C             Underwriting Agreement............................................C-1
         Exhibit D             Form of Tax Opinion...............................................D-1


                                    iii

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
                                     CROSS-REFERENCE TABLE*

Section of Trust Indenture Act
of 1939, as amended                                                   Section of Declaration
-------------------                                                   ----------------------
310(a)................................................................................5.3(a)
310(c)..........................................................................Inapplicable
311(c)..........................................................................Inapplicable
312(a)................................................................................2.2(a)
312(b)................................................................................2.2(b)
313......................................................................................2.3
314(a)...................................................................................2.4
314(b)..........................................................................Inapplicable
314(c)...................................................................................2.5
314(d)..........................................................................Inapplicable
314(f)..........................................................................Inapplicable
315(a)................................................................................3.9(b)
315(c)................................................................................3.9(a)
315(d)................................................................................3.9(a)
316(a)...............................................................................Annex I
316(c)................................................................................3.6(e)

-----------------
     *This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.



                                     iv

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                            AMENDED AND RESTATED
                            DECLARATION OF TRUST

                           LACLEDE CAPITAL TRUST I

                          ____________________,2002

         AMENDED AND RESTATED DECLARATION OF TRUST of Laclede Capital Trust I (this "Declaration") dated as of _____________, 2002, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration.

         WHEREAS, the Administrative Trustees, the Delaware Trustee and the Sponsor created Laclede Capital Trust I (the "Trust"), a statutory business trust under the Business Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of April 4, 2002 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on April 5, 2002 (the "Certificate of Trust"), for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer and holding and disposing of the Debentures in accordance with this Declaration; and

         WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

         NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such statutory business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                  ARTICLE I. INTERPRETATION AND DEFINITIONS

SECTION 1.1       Definitions

         Unless the context otherwise requires:

         (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
Section 1.1;

         (b) a term defined anywhere in this Declaration has the same meaning throughout;


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         (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

         (d) all references in this Declaration to Articles, Sections, Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration, unless otherwise specified, and all references in this Declaration to the "terms of the Securities" are to the terms of the Securities as set forth in Annex I hereto;

         (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

         (f) a reference to the singular includes the plural and vice versa.

         "10% in liquidation amount of the Securities" means, except as provided in the terms of the Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "100% in liquidation amount of the Securities" means, except as provided in the terms of the Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 100% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Administrative Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

         "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

         "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

         "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

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         "Business Day" means any day other than a day on which banking institutions in New York, New York are authorized or required by law to close.

         "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Sections 3801-3862, as it may be amended from time to time, or any successor legislation.

         "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

         "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and that shall undertake to effect book entry transfers and pledges of the Preferred Securities.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means _____________, 2002.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

         "Commission" means the Securities and Exchange Commission.

         "Common Securities Guarantee" means the guarantee agreement to be dated as of ____________, 2002 of the Sponsor in respect of the Common Securities.

         "Common Security" has the meaning specified in Section 7.1.

         "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

         "Company Indemnified Person" means (a) any Administrative Trustee;
(b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

         "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at 101 Barclay Street, New York, New York 10286, Attn: Corporate Trust Administration.

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         "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

         "Debenture Issuer" means The Laclede Group, Inc., a Missouri corporation, in its capacity as issuer of the series of Debentures to be acquired by the Trust.

         "Debenture Trustee" means The Bank of New York, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

         "Debentures" means the series of Debentures to be issued by the Debenture Issuer under the Indenture to be held by the Property Trustee, a specimen certificate for such series of Debentures being Exhibit B.

         "Definitive Preferred Security Certificates" has the meaning set forth in Section 9.4.

         "Delaware Trustee" has the meaning set forth in Section 5.2.

         "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

         "DTC" means The Depository Trust Company, the initial Clearing Agency.

         "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "Fiduciary Indemnified Person" has the meaning set forth in Section 10.4(b).

         "Global Certificate" has the meaning set forth in Section 9.4.

         "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

         "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

         "Indenture" means the Indenture dated as of _______________, 2002, between the Debenture Issuer and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

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         "Investment Company" means an investment company as defined in the
Investment Company Act.

         "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Investment Company Event" has the meaning set forth in Section 4(c) of Annex I hereto.

         "Legal Action" has the meaning set forth in Section 3.6(g).

         "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class, or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Ministerial Action" has the meaning set forth in Section 4(c) of Annex I.

         "Officers' Certificate" means, with respect to any Person other than an individual, a certificate signed by two Authorized Officers of such Person, and in the case where the Person is an individual, a certificate signed by such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

         (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

         (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Paying Agent" has the meaning specified in Section 3.8(i).

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company,

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trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Preferred Guarantee Trustee" means The Bank of New York, as trustee under the Preferred Securities Guarantee until a successor is appointed thereunder, and thereafter means such successor trustee.

         "Preferred Securities Guarantee" means the guarantee agreement to be dated as of _______________, 2002 of the Sponsor in respect of the Preferred Securities.

         "Preferred Security" has the meaning specified in Section 7.1.

         "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Exhibit A-1.

         "Pricing Agreement" means the pricing agreement between the Trust, the Debenture Issuer, and the underwriters with respect to the offer and sale of the Preferred Securities.

         "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

         "Property Trustee Account" has the meaning set forth in Section
3.8(c).

         "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them, or if there is only one Administrative Trustee, such Administrative Trustee.

         "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

         "Responsible Officer" means, with respect to the Property Trustee, any officer within the corporate trust department of the Property Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Property Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Declaration.

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         "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

         "Securities" means the Common Securities and the Preferred Securities.

         "Securities Act" means the Securities Act of 1933, as amended from time to time or any successor legislation.

         "Special Event" has the meaning set forth in Section 4(c) of Annex I.

         "Sponsor" means The Laclede Group, Inc., a Missouri corporation, or any successor entity in a merger, conversion, consolidation or amalgamation, in its capacity as sponsor of the Trust.

         "Successor Property Trustee" has the meaning set forth in Section
5.6(b).

         "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

         "Tax Event" has the meaning set forth in Section 4(c) of Annex I.

         "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

         "Underwriting Agreement" means the Underwriting Agreement for the offering and sale of Preferred Securities substantially in the form of Exhibit C including any Pricing Agreement as contemplated therein.

                       ARTICLE II. TRUST INDENTURE ACT

SECTION 2.1       Trust Indenture Act; Application

         (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

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         (b) The Property Trustee shall be the only Trustee that is a trustee for the purposes of the Trust Indenture Act.

         (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

         (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2       Lists of Holders of Securities

         (a) Each of the Sponsor and the Administrative Trustees, on behalf of the Trust, shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Administrative Trustees, on behalf of the Trust, shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or that it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it upon receipt of a new List of Holders.

         (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3       Reports by the Property Trustee

         Within 60 days after May 15 of each year beginning May 15, 2003, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

SECTION 2.4       Periodic Reports to Property Trustee

         Each of the Sponsor and the Administrative Trustees, on behalf of the Trust, shall provide to the Property Trustee such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust

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

Indenture Act. Delivery of such reports, information and documents to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Sponsor's compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 2.5       Evidence of Compliance with Conditions Precedent

         Each of the Sponsor and the Administrative Trustees, on behalf of the Trust, shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

SECTION 2.6       Events of Default; Waiver

         (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

             (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

             (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

         The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all

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purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

         (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

             (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided above in Section 2.6(a) or below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

             (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided in Section 2.6(a) or below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

         (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.


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SECTION 2.7       Event of Default; Notice

         (a) The Property Trustee shall, within 90 days after the occurrence of an event of default actually known to a Responsible Officer of the Property Trustee, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all such defaults with respect to the Securities, unless such defaults have been cured before the giving of such notice (the term "defaults" for purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities. Such notice shall state that such Event of Default also constitutes a Declaration event of default.

         (b) The Property Trustee shall not be deemed to have knowledge of any default except:

             (i) a default under Sections 5.1(a) and 5.1(b) of the Indenture; or

             (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Declaration shall have actual knowledge.

                          ARTICLE III. ORGANIZATION

SECTION 3.1       Name

         The Trust is named "Laclede Capital Trust I," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

SECTION 3.2       Office

         The address of the principal office of the Trust is c/o The Laclede Group, Inc., 720 Olive Street, St. Louis, MO 63101. On at least ten Business Days' prior written notice to the Holders of Securities, the Administrative Trustees may designate another principal office.


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SECTION 3.3       Purpose

         The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures and hold and dispose of the Debentures in accordance with this Declaration, and (b) except as otherwise limited herein, to engage in only those other activities necessary, appropriate, convenient or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4       Authority

         Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee and the duties and the powers of the Sponsor, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5       Title to Property of the Trust

         Legal title to all assets of the Trust shall be vested in the Property Trustee (acting in such capacity) and shall be administered by the Property Trustee for the Trust and for the benefit of the Trust and the Holders in accordance with this Declaration. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6       Powers and Duties of the Administrative Trustees

         The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

         (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both the Preferred Securities and Common Securities on the Closing Date;

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         (b) to acquire the Debentures with the proceeds of the sale of the
Preferred Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders of the Common Securities;

         (c) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Administrative Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

         (d) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

         (e) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

         (f) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(f), the Property Trustee has the exclusive power to bring such Legal Action;

         (g) to employ or otherwise engage employees and agents other than agents that the Property Trustee has the authority to appoint under this Declaration (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

         (h) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

         (i) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

         (j) to incur expenses that are necessary, appropriate, convenient or incidental to carry out any of the purposes of the Trust;

         (k) to act, or appoint another Person to act, as registrar and transfer agent for the Securities;

         (l) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;


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         (m) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

         (n) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary, desirable, convenient or incidental in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

             (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

             (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

             (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes, provided that such action does not materially adversely affect the interests of Holders;

         (o) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust; and

         (p) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

         The Administrative Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

         Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in
Section 3.8.

         Any expenses incurred by the Administrative Trustees pursuant to this Section 3.6 shall be paid by the Debenture Issuer.

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SECTION 3.7       Prohibition of Actions by the Trust and the Trustees

         The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

         (a) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

         (b) acquire any assets other than as expressly provided herein;

         (c) possess Trust property for other than a Trust purpose;

         (d) make any loans or incur any indebtedness other than loans represented by the Debentures;

         (e) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

         (f) other than as provided in this Declaration or Annex I, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

SECTION 3.8       Powers and Duties of the Property Trustee

         (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee (acting in such capacity) in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

         (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

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         (c) The Property Trustee shall:

             (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

             (ii) engage in such ministerial activities as shall be necessary, appropriate, convenient or incidental to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

             (iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain Special Events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

         (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

         (e) The Property Trustee shall hold the Preferred Securities Guarantee and the Common Securities Guarantee, for the benefit of the Holders of the Preferred Securities and the Common Securities, respectively.

         (f) The Property Trustee shall have the exclusive power to take any Legal Action that arises out of or in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

         (g) The Property Trustee shall continue to serve as a Trustee until either:

             (i) the Trust has been completely wound up and terminated; or

             (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

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         (h) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible
Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

         (i) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities, and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

         (j) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

         The Property Trustee must exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9       Duties and Responsibilities of the Property Trustee

         (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

             (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                 (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are

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specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property
Trustee; and

                 (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Declaration (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein);

             (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was grossly negligent in ascertaining the pertinent facts;

             (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

             (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers;

             (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

             (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

             (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

             (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties

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under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

SECTION 3.10      Certain Rights of Property Trustee

         (a) Subject to the provisions of Section 3.9:

             (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

             (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

             (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate that, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

             (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

             (v) the Property Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

             (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be

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requested by the Property Trustee provided, however, that nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

             (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolutions, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit at the expense of the Sponsor and shall incur no liability of any kind by reason of such inquiry or investigation;

             (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

             (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

             (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions; and

             (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration.

         (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such

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right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 3.11      Delaware Trustee

         Notwithstanding any other provision of this Declaration other than
Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Trustees described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807(a) of the Business Trust Act.

SECTION 3.12      Execution of Documents

         Notwithstanding anything to the contrary contained in this Declaration, including Section 5.9 hereof, except as otherwise required by the Business Trust Act, any Administrative Trustee is authorized to execute, deliver and perform on behalf of the Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to
Section 3.6.

SECTION 3.13      Not Responsible for Recitals or Issuance of Securities

         The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.14      Duration of Trust

         The Trust, unless first dissolved pursuant to the provisions of
Article VIII hereof, shall have existence until _______________, 20___.

SECTION 3.15      Mergers

         (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convert to, or convey, transfer or lease its properties and assets substantially as an entirety to any business trust or other business entity (as defined in the Business Trust Act), except as described in Section 3.15(b) and (c) or as provided in Section 4 of Annex I.

         (b) The Trust may, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, be replaced by or convey, transfer or lease its properties

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and assets as an entirety or substantially as an entirety to a trust organized as such under the laws of any State; provided that:

             (i) such successor entity (the "Successor Entity") either:

                 (A) expressly assumes all of the obligations of the Trust under the Securities; or

                 (B) substitutes for the Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

             (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Debentures;

             (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with any other organization on which the Preferred Securities are then listed or quoted;

             (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

             (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the material rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the Preferred Securities as a result of such merger, consolidation, amalgamation or replacement);

             (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

             (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                   (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the material rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any

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material respect (other than with respect to any dilution of the Holders'
interest in the new entity); and

                   (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                   (C) following such merger, consolidation, amalgamation or replacement, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes; and

             (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee.

         (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, convert to, be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, conversion or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                             ARTICLE IV. SPONSOR

SECTION 4.1       Sponsor's Purchase of Common Securities

         On the Closing Date, the Sponsor will purchase Common Securities issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as Preferred Securities are sold. [In the event of exercise of the overallotment option set forth in the Underwriting Agreement, on the [Date of Delivery for the Option Preferred Securities], the Sponsor will purchase Common Securities issued by the Trust, in an amount at least equal to 3% of the total additional capital of the Trust issued by the Trust on such date, at the same time as the Option Preferred Securities are sold.]

SECTION 4.2       Responsibilities of the Sponsor

         In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

         (a) to prepare for filing by the Trust with the Commission, execute, deliver and file a registration statement on Form S-3 in relation to, among other securities, the Preferred Securities, including any amendments thereto;

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         (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

         (c) to prepare for filing by the Trust, execute, deliver and file an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq Stock Market for listing upon notice of issuance of any Preferred Securities;

         (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Exchange Act, including any amendments thereto; and

         (e) to negotiate the terms of, execute, deliver and file the Underwriting Agreement and Pricing Agreement providing for the sale of the Preferred Securities.

                             ARTICLE V. TRUSTEES

SECTION 5.1       Number of Trustees

         The number of Trustees initially shall be five (5), and:

         (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

         (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities, provided that, in any case, the number of Trustees shall be at least five
(5) unless the Trustee that acts as the Property Trustee also acts as Delaware Trustee pursuant to Section 5.2, in which case the number of Trustees, shall be at least four (4).

SECTION 5.2       Delaware Trustee

         If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

         (a) a natural person who is a resident of the State of Delaware; or

         (b) if not a natural person, an entity that has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,


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provided that, if the Property Trustee has a principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and
Section 3.11 shall have no application.

SECTION 5.3       Property Trustee; Eligibility

         (a) There shall at all times be one Trustee that shall act as Property Trustee that shall:

             (i) not be an Affiliate of the Sponsor; and

             (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation or other Person publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation or other Person shall be deemed to be its combined and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(c).

         (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

         (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

SECTION 5.4 Qualifications of Administrative Trustees and Delaware Trustee Generally

         Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

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SECTION 5.5       Initial Trustees

         The initial Administrative Trustees shall be:

                  Douglas H. Yaeger
                  Gerald T. McNeive, Jr.
                  Ronald L. Krutzman

         The initial Delaware Trustee shall be:

                  The Bank of New York (Delaware)
                  502 White Clay Center
                  Rte. 273
                  P. O. Box 6973
                  Newark, Delaware 19711

         The initial Property Trustee shall be:

                  The Bank of New York
                  101 Barclay Street
                  New York, NY 10286

SECTION 5.6       Appointment, Removal and Resignation of Trustees

         (a) Subject to Section 5.6(b), Trustees may be appointed or removed without cause at any time:

             (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

             (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

         (b) (i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 5.3 (a "Successor Property Trustee") has been appointed by the Sponsor and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees and the Sponsor; and (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed by the Sponsor and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

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         (c) A Trustee appointed to office shall hold office until his or her successor shall have been appointed or until his or her death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

             (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                 (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                 (B) until the winding up of the Trust has been completed and the Trust has been terminated; and

             (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

         (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee as the case may be if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this
Section 5.6.

         (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and shall have accepted such appointment as provided in this Section 5.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee, as applicable, may petition at the expense of the Sponsor any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

SECTION 5.7       Vacancies among Trustees

         If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy

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by the Administrative Trustee, if there is one, or by each of the
Administrative Trustees, if there are two or, if there are more than two, a majority of the Administrative Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

SECTION 5.8       Effect of Vacancies

         The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, dissolve or terminate the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of a Administrative Trustee in accordance with Section 5.6, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

SECTION 5.9       Meetings

         If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Administrative meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting, by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

SECTION 5.10      Delegation of Power

         (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to another natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in
Section 3.6, including any

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registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

         (b) the Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

SECTION 5.11      Merger, Conversion, Consolidation or Succession to Business

         Any Person into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                          ARTICLE VI. DISTRIBUTIONS

SECTION 6.1       Distributions

         Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Interest (as defined in the Indenture)), premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                     ARTICLE VII. ISSUANCE OF SECURITIES

SECTION 7.1       General Provisions Regarding Securities

         (a) The Sponsor, pursuant to the Original Declaration, executed and delivered the Underwriting Agreement. Contemporaneously with the execution and delivery of this Declaration, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 7.1(b) and deliver to the Underwriters named in the Underwriting Agreement a Preferred Security Certificate, registered in the name of the nominee of the initial Clearing Agency, representing _____________ Preferred Securities

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having an aggregate liquidation amount with respect to the assets of the
Trust of $_____________, against payment of the purchase price therefor in immediately available funds, which funds such Administrative Trustee shall promptly deliver to the Property Trustee.

         In the event of the exercise of the overallotment option set forth in the Underwriting Agreement, on the Date of Delivery of the Option Preferred Securities, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 7.1(b) and deliver to the Underwriters named in the Underwriting Agreement a Preferred Security Certificate, registered in the name of the nominee of the initial Clearing Agency, representing the Option Preferred Securities purchased thereby, not to exceed ________ Preferred Securities having an aggregate liquidation amount with respect to the assets of the Trust of $___________, against payment of the purchase price therefor in immediately available funds, which funds such Administrative Trustee shall promptly deliver to the Property Trustee.

         Contemporaneously with the execution and delivery of this Declaration, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 7.1(b) and deliver to the Sponsor one or more Common Security Certificates, registered in the name of the Sponsor, in an aggregate amount of _________ Common Securities having an aggregate liquidation amount with respect to the assets of the Trust of $______ against payment by the Sponsor of the purchase price therefor in immediately available funds, which amount such Administrative Trustee shall promptly deliver to the Property Trustee. Contemporaneously therewith, an Administrative Trustee, on behalf of the Trust, shall subscribe to and purchase from the Sponsor Debentures registered in the name of the Property Trustee and having an aggregate principal amount equal to $_________ and shall deliver to the Sponsor the purchase price therefor (being the sum of the amounts delivered to the Property Trustee pursuant to (i) the second sentence of the second paragraph of this Section 7.1(a) and (ii) the first sentence of this paragraph).

         In the event of the exercise of the overallotment option set forth in the Underwriting Agreement, on the [Date of Delivery of the Option Securities], an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 7.1(b) and deliver to the Sponsor Common Security Certificates, registered in the name of the Sponsor, in an aggregate amount equal to ____% of the [Option Securities] purchased thereby not to exceed ________ Common Securities having an aggregate liquidation amount with respect to the assets of the Trust of $__________ against payment by the Sponsor of the purchase price therefor in immediately available funds, which amount such Administrative Trustee shall promptly deliver to the Property Trustee. Contemporaneously therewith, an Administrative Trustee, on behalf of the Trust, shall subscribe to and purchase from the Sponsor Debentures registered in the name of the Property Trustee and having an aggregate principal amount equal to the purchase price therefor and shall deliver to the Sponsor the purchase price therefor (being the sum of the amounts delivered to the Property Trustee pursuant to (i) the second sentence of the third paragraph of this Section 7.1(a) and (ii) the first sentence of this paragraph).


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         (b) The Certificates shall be signed on behalf of the Trust by a
Administrative Trustee. Any such signature shall be the manual signature of any present or any future Administrative Trustee. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrative Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Certificate, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not a Administrative Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, or any one of them, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees, or any one of them, may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage.

         (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

         (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable subject to Section 10.1(b) with respect to the Common Securities.

         (e) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration, the Preferred Securities Guarantee and the Indenture.

                     ARTICLE VIII. TERMINATION OF TRUST

SECTION 8.1       Dissolution and Termination of Trust

         (a) The Trust shall dissolve:

             (i) upon the bankruptcy of the Holder of the Common Securities or the Sponsor;

             (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Holder of the Common Securities or the Sponsor, or the revocation of the charter of the Holder of the Common Securities, or the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

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             (iii) upon the entry of a decree of judicial dissolution of the
Holder of the Common Securities, the Sponsor or the Trust;

             (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

             (v) upon the written direction of the Property Trustee from the Holder of the Common Securities at any time to dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust, to distribute the Debentures to Holders in exchange for the Securities;

             (vi) before the issuance of any Securities, with the consent of all of the Administrative Trustees and the Sponsor; or

             (vii) upon the expiration of the term of the Trust as set forth in Section 3.14.

         (b) After the occurrence of an event referred to in Section 8.1(a) and upon the completion of winding-up of the Trust, the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

         (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                      ARTICLE IX. TRANSFER OF INTERESTS

SECTION 9.1       Transfer of Securities

         (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration, and the terms of the Securities, shall be, to the fullest extent permitted by law, null and void.

         (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

         (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

             (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and


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             (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

SECTION 9.2       Transfer of Certificates

         The Administrative Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Administrative Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Administrative Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration. In the event that the Preferred Securities do not remain book-entry only form, the Property Trustee will act as paying agent and may designate an additional or substitute paying agent at any time.

SECTION 9.3       Deemed Security Holders

         The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 9.4       Book-Entry Interests

         Unless otherwise specified in the terms of the Preferred Securities, the Preferred Security Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificate(s) shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificate(s), except as provided in Section 9.7. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7:


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         (a) the provisions of this Section 9.4 shall be in full force and effect;

         (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificate(s) and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificate(s) and shall have no notice obligation to the Preferred Security Beneficial Owners;

         (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this
Section 9.4 shall control; and

         (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants.

SECTION 9.5       Notices to Clearing Agency

         Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7, the Administrative Trustees shall give all such notices and communications specified herein to be given to the Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Preferred Security Beneficial Owners.

SECTION 9.6       Appointment of Successor Clearing Agency

         If any Clearing Agency elects to discontinue its services as securities Clearing Agency with respect to the Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

SECTION 9.7       Definitive Preferred Security Certificates

         If:

         (a) a Clearing Agency elects to discontinue its services as securities Clearing Agency with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 9.6; or

         (b) the Administrative Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities;

         then:


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             (i) Definitive Preferred Security Certificates shall be
prepared by the Administrative Trustees on behalf of the Trust with respect to such Preferred Securities; and

             (ii) upon surrender of the Global Certificate(s) by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees shall cause Definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

SECTION 9.8       Mutilated, Destroyed, Lost or Stolen Certificates

         If:

         (a) any mutilated Certificates should be surrendered to the Administrative Trustees, or if the Administrative Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

         (b) there shall be delivered to the Administrative Trustees such security or indemnity as may be required by them to keep each of them harmless, then, in the absence of notice that such Certificate shall have been acquired by a protected purchaser, any Administrative Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Administrative Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 9.8 shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

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        ARTICLE X. LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
                             TRUSTEES OR OTHERS

SECTION 10.1      Liability

         (a) Except as expressly set forth in this Declaration, the Preferred Securities Guarantee, the Common Securities Guarantee and the terms of the Securities, the Sponsor shall not be:

             (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities that shall be made solely from assets of the Trust; and

             (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

         (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

         (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2      Exculpation

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or with respect to the Property Trustee, negligence (subject to the terms of this Declaration)) or willful misconduct with respect to such acts or omissions.

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distribution to Holders of Securities might properly be paid.

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SECTION 10.3      Fiduciary Duty

         (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trustee Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

         (b) Unless otherwise expressly provided herein:

             (i) whenever a conflict of interest exists or arises between any Covered Person and any Indemnified Person; or

             (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provide terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

         (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

             (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interest, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

             (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

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SECTION 10.4      Indemnification

         (a) (i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he or she is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

             (ii) The Debenture Issuer shall indemnify, to the fullest extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he or she is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

             (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he or she shall be indemnified, to the fullest extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

             (iv) Any indemnification under paragraphs (i) and (ii) of this
Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as

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authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he or she has met the applicable standard of conduct set forth in paragraphs
(i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

             (v) To the fullest extent permitted by applicable law, expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraph (i) and (ii) of this Section 10.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his or her conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Preferred Security Holders.

             (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Preferred Security Holders of the Trust or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

             (vii) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against

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any liability asserted against him or her and incurred by him in any such capacity, or arising out of his or her status as such, whether or not the Debenture Issuer would have the power to indemnify him or her against such liability under the provisions of this Section 10.4(a).

             (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he or she would have with respect to such constituent entity if its separate existence had continued.

             (ix) The indemnification and advancement of expenses provided by, or granted pursuant to this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

         (b) The Debenture Issuer agrees to indemnify, to the fullest extent permitted by law, the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability, claim, damage or expense incurred without gross negligence (or, in the case of the Property Trustee, negligence (subject to the terms of this Declaration))or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this Section 10.4(b) shall survive the satisfaction and discharge of this Declaration or the resignation or removal of any Trustee.

SECTION 10.5      Businesses

         Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee (subject to Section 5.3 (c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of

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a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                           ARTICLE XI. ACCOUNTING

SECTION 11.1      Fiscal Year

         The fiscal year ("Fiscal Year") of the Trust shall begin on October 1 and end on September 30, or such other year as is required by the Code.

SECTION 11.2      Certain Accounting Matters

         (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrative Trustees.

         (b) The Administrative Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss.

         (c) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

         (d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

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SECTION 11.3      Banking

         The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 11.4      Withholding

         The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                    ARTICLE XII. AMENDMENTS AND MEETINGS

SECTION 12.1      Amendments

         (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by the Administrative Trustees (or, if there are more than two Administrative Trustees a majority of the Administrative Trustees); and

             (i) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, also by the Property Trustee; and

             (ii) if the amendment affects the rights, power, duties, obligations or immunities of the Delaware Trustee, also by the Delaware Trustee;

         (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

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             (i) unless, in the case of any proposed amendment, the Property
Trustee shall have first received an Officers' Certificate from the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

             (ii) unless, in the case of any proposed amendment that affects the rights, powers, duties, obligations or immunities of the Property Trustee or the Delaware Trustee, the Property Trustee or the Delaware Trustee as the case may be, shall have first received:

                  (A) an Officers' Certificate from the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                  (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

             (iii) to the extent the result of such amendment would be to:

                   (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                   (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                   (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act;

         (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

         (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

         (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

         (f) The rights of the holders of the Common Securities under
Article V to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

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         (g) Notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

             (i) cure any ambiguity;

             (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

             (iii) add to the covenants, restrictions or obligations of the Sponsor; or

             (iv) conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders of the Preferred Securities.

SECTION 12.2      Meetings of the Holders of Securities; Action by Written
Consent

         (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act upon any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more calls in writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

         (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

             (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting, without a vote and without prior notice, if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in aggregate liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a

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right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to a Holder of the Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

             (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

             (iii) each meeting of the Holders of the Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

             (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                  ARTICLE XIII. REPRESENTATIONS OF PROPERTY
                        TRUSTEE AND DELAWARE TRUSTEE

SECTION 13.1      Representations and Warranties of Property Trustee

         The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

         (a) the Property Trustee is a national banking association or a state banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the United States or under the laws of the state in which it was formed,

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as applicable, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

         (b) the execution, delivery and performance by the Property Trustee of the Declaration have been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (c) the execution, delivery and performance of the Declaration by the Property Trustee do not conflict with or constitute a breach of the Articles of Organization or By-laws of the Property Trustee; and

         (d) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.

SECTION 13.2      Representation and Warranties of Delaware Trustee

         The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

         (a) the Delaware Trustee is a Delaware banking corporation or a national banking association with its principal place of business in the State of Delaware duly organized, validly existing and in good standing under the laws of the State of Delaware or under the laws of the United States, as applicable, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

         (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (c) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of the Declaration; and

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         (d) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                         ARTICLE XIV. MISCELLANEOUS

SECTION 14.1      Notices

         All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

         (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                  Laclede Capital Trust I
                  c/o The Laclede Group, Inc.
                  720 Olive Street
                  St. Louis, MO 63101
                  Attention: Treasurer
                  Facsimile: (314) 421-1979

         (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders of the Securities):

                  The Bank of New York (Delaware)
                  502 White Clay Center
                  Route 273
                  P.O. Box 6973
                  Newark, Delaware 19711
                  Attention: Corporate Trust Department

         (c) if given to the Property Trustee, at its Corporate Trust Office (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                  The Bank of New York
                  101 Barclay Street
                  New York, NY 10286
                  Attention: Corporate Trust Administration

         (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust);

                  The Laclede Group, Inc.
                  720 Olive Street
                  St. Louis, MO 63101
                  Attention: General Counsel

                  Facsimile: (314) 421-1979


         (e) if given to any other Holder, at the address set forth on the books and records of the Trust for such Holder.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid, except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2      Governing Law

         This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 14.3      Intention of the Parties

         It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.4      Headings

         Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5      Successor and Assigns

         Whenever in this Declaration any of the parties hereto is named or referred to, the successor and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 14.6      Partial Enforceability

         If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7      Counterparts

         This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each party hereto to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

SECTION 14.8      Recitals

         The recitals contained herein and in the Securities shall be taken as the statements of the Sponsor and Trust, and the Trustees assume no responsibility for their correctness. The Trustees make no representations as to the validity or sufficiency of this Declaration or of the Securities.

         IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


                                     -----------------------------------------
                                     Douglas H. Yaeger, as Administrative
                                               Trustee



                                     -----------------------------------------
                                     Gerald T. McNeive, Jr., as Administrative
                                               Trustee


                                     -----------------------------------------
                                     Ronald L. Krutzman, as Administrative
                                               Trustee



                                         THE BANK OF NEW YORK
                                           (DELAWARE), as Delaware Trustee

                                         By:
                                             ----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                                -------------------------------


                                         THE BANK OF NEW YORK, as Property
                                           Trustee

                                         By:
                                             ----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                                -------------------------------


                                         THE LACLEDE GROUP, INC., as Sponsor
                                           and Debenture Issuer

                                         By:
                                             ----------------------------------
                                         Name:
                                               --------------------------------
                                         Title:
                                                -------------------------------

                                   ANNEX I

                                  TERMS OF
                 ___% TRUST ORIGINATED PREFERRED SECURITIES
                  ____% TRUST ORIGINATED COMMON SECURITIES

         Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of __________________, 2002 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below:

1.       Designation and Number

         (a) Preferred Securities. __________ Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of _______ Million Dollars ($__,000,000) [(including up to _____ Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of _______________ Dollars ($____________) issuable upon the exercise of the overallotment option set forth in the Underwriting Agreement)] and each with a liquidation amount with respect to the assets of the Trust of $25 per preferred security, are hereby designated, for the purposes of identification only, as "___% Trust Originated Preferred Securities (SM) ('TOPrS(SM)')" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed.

         (b) Common Securities. __________ Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of _______________ Dollars ($__________) [(including up to _______Common
Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of _____________ Dollars ($________) issuable upon the exercise of the overallotment option set forth in the Underwriting Agreement)] and each with a liquidation amount with respect to the assets of the Trust of $25 per common security, are hereby designated, for the purposes of identification only, as "____% Trust Originated Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2.       Distributions

         (a) Distributions payable on each Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the stated liquidation amount of $25 per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon computed quarterly at the Coupon Rate ("Compound Interest") (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed. Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

         (b) Distributions on the Securities will be cumulative, will accrue from ________________, 2002 and will be payable quarterly in arrears, on _________, __________, __________ and _________ of each year, commencing on
______________, 2002, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall last beyond the date of maturity of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates that correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Preferred Securities will be made as described under the heading "Description of the Preferred Securities -- Book-Entry Only Issuance -- DTC" in the Prospectus dated _______________, 2002 (the "Prospectus"), of the Trust included in the Registration Statement on Form S-3 of the Sponsor and the Trust. The relevant record dates for the Common Securities shall be the same record date as for the Preferred Securities. If the Preferred Securities shall not continue to remain in book-entry only form, the relevant record dates for the Preferred

Securities shall conform to the rules of any securities exchange on which the securities are listed and, if none, shall be selected by the Administrative Trustees, which dates shall be at least one Business Day but less than 60 Business Days before the relevant payment dates, which payment dates correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

3.       Liquidation Distribution Upon Dissolution

         In the event of any dissolution of the Trust (other than in connection with the redemption of the Securities), the Trust shall be liquidated by the Administrative Trustees as expeditiously as the Administrative Trustees determine to be possible by distributing to the Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, a Like Amount (as defined below) of the Debentures, unless such distribution is determined by the Property Trustee not to be practicable, in which event such Holders will be entitled to receive out of the assets of the Trust legally available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the liquidation amount of $25 per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution").

         "Like Amount" means (i) with respect to a redemption of the Securities, Securities having a liquidation amount equal to the principal amount of Debentures to be paid in accordance with their terms and (ii) with respect to a distribution of Debentures upon liquidation of the Trust, Debentures having a principal amount equal to the liquidation amount of the Securities of the Holder to whom such Debentures are distributed.

         If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust with respect to the Securities shall be paid on a Pro Rata basis.

4.       Redemption and Distribution

         (a) Redemption of the Securities will occur simultaneously with any repayment of the Debentures, whether at maturity or earlier prepayment. The Debentures will mature on ___________, 20 (the "Stated Maturity"), unless prepaid earlier as provided in this Section 4.

         Upon the repayment of the Debentures in whole or in part, whether at maturity or earlier prepayment, the proceeds from such repayment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid at the Redemption Price. The "Redemption Price" shall be $25 per Security plus an amount equal to unpaid Distributions thereon accumulated to the date of redemption, payable in cash. If fewer than all the outstanding Securities are to be so redeemed, the Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in Section 4(f)(ii) below.

         (b) The Debentures are prepayable prior to the Stated Maturity at the option of the Debenture Issuer (i) in whole or in part, from time to time, on or after __________ or (ii) at any time prior to __________, in whole but not in part, upon the occurrence and continuation of a Special Event, in either case at a prepayment price (the "Prepayment Price") equal to 100% of the principal amount thereof plus unpaid interest thereon (including Compound Interest, if any) accrued to the date of prepayment.

         (c) The following terms used herein shall be defined as follows:

         "Investment Company Event" means that the Administrative Trustees shall have received an opinion of independent counsel experienced in such matters, who shall not be an officer or an employee of the Sponsor or any of its Affiliates, to the effect that, as a result of the occurrence of a change in law or regulation or a written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the issuance of the Preferred Securities.

         "Special Event" means a Tax Event or an Investment Company Event, as the case may be.

         "Tax Event" means that the Administrative Trustees shall have received an opinion of independent tax counsel experienced in such matters, who shall not be an officer or an employee of the Sponsor or any of its Affiliates, to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of the original issuance of the Debentures, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable on the Debentures is not, or within 90 days of the date thereof will not be, deductible by the Debenture Issuer, in whole or in part, for United States federal income tax purposes or (iii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

         (d) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

         (e) The Debenture Issuer will have the right at any time to dissolve the Trust and cause the Debentures to be distributed to the Holders subject to the receipt by the Debenture Issuer of an opinion of tax counsel that Holders will not recognize gain or loss for United States federal income tax purposes as a result of such distribution or exchange. If the Debentures are distributed to the Holders and the Preferred Securities are then listed on an exchange, the Debenture Issuer will use its best efforts to cause the Debentures to be listed on the NYSE or on such other exchange as the Preferred Securities are then listed.

         On the date fixed for any distribution of Debentures upon dissolution of the Trust, (i) the Preferred Securities will no longer be deemed to be outstanding, (ii) the Clearing Agency or its nominee, as the record holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Preferred Securities not held by the Clearing Agency or its nominee will be deemed to represent Debentures having an aggregate principal amount equal to the aggregate liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accumulated and unpaid Distributions on, such Preferred Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissuance.

         (f) Redemption or Distribution Procedures.

             (i) Notice of any prepayment of the Debentures, or notice of distribution of Debentures in exchange for the Securities (a "Redemption/ Distribution Notice") will be given by the Property Trustee by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof that, in the case of a redemption, will be the date fixed for the prepayment of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each

Redemption/Distribution Notice shall be addressed to the Holder at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

             (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder, it being understood that, in respect of Preferred Securities registered in the name of and held of record by the Clearing Agency or its nominee, the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such Securities) in accordance with the procedures applied by such agency or nominee.

             (iii) If Securities are to be redeemed and the Trust gives a Redemption/ Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this Section 4 (which notice will be irrevocable), then by 10:00 a.m., New York City time, on the redemption date, the Debenture Issuer will deposit with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the Redemption Price. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. On presentation and surrender of such Securities at a place of payment specified in said notice, the said Securities or the specified portions thereof shall be paid and redeemed by the Trust at the Redemption Price. Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the Common Securities Guarantee or Preferred Securities Guarantee, as applicable, Distributions on such Securities will continue to accumulate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

             (iv) The Trust shall not be required to (i) issue or register the transfer or exchange of any Securities during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities and ending at the close of business on the day of the mailing of the relevant notice of redemption and (ii) register the transfer or exchange of any Securities so selected for redemption in whole or in part, except the unredeemed portion of any Securities being redeemed in part.

             (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

5.       Voting Rights - Preferred Securities

         (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

         (b) Subject to the requirements set forth in the immediately following paragraph, the Holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class, have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or to direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to
(i) exercise the remedies available to it as holder of the Debentures, (ii) waive any past Event of Default and its consequences that is waivable under the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; provided, however, that where a consent or action under the Indenture would require the consent or act of a Super Majority, only the Holders of at least such Super Majority in aggregate liquidation amount of the Preferred Securities may direct the Property Trustee to give such consent or take such action; and provided further, that where a consent or action under the Indenture is only effective against each holder of Debentures who has consented thereto, such consent or action will only be effective against a Holder of Preferred Securities who directs the Property Trustee to give such consent or take such action. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. If the Property Trustee fails to enforce its rights under the Debentures after a holder of record of Preferred Securities has made a written requests, such Holder of Preferred Securities may, to the fullest extent permitted by law, institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other Person.

         Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest on or principal of the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or interest on the Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder on or after the respective due date specified in the Debentures. Notwithstanding any payments made to such Holder of Preferred Securities by the Debenture Issuer in connection with a Direct Action, the Debenture Issuer shall remain obligated to pay the principal of or interest on the Debentures held by the Trust or the Property Trustee of the Trust, and the Holders of the Common Securities shall be subrogated to the rights of the Holder of such Preferred Securities with respect to payments on the Preferred Securities under the Declaration to the extent of any payments made by the Debenture Issuer to such Holder in any Direct Action provided, however, that the Holder has received full payment in respect of such Preferred Securities. Except as provided in this paragraph, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

         Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Property Trustee shall not take any of the actions described in clauses (i) through (iv) above unless the Property Trustee has obtained an opinion of tax counsel experienced in such matters to the effect that, taking such action into account, the Trust will continue to be classified as a grantor trust for United States federal income tax purposes.

         Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent without a meeting and without prior notice. The Administrative Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

         No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes or such vote or consent, be treated as if they were not outstanding.

6.       Voting Rights - Common Securities

         (a) Except as provided under Sections 6(b), (c) and 7 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

         (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

         (c) Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or to direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee as holder of the Debentures to (i) exercise the remedies available to it as holder of the Debentures, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past Event of Default and its consequences that is waivable under the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; provided, however, that, where a consent or action under the Indenture would require the consent or act of a Super Majority, only the Holders of at least such Super Majority in aggregate liquidation of the Common Securities may direct the Property Trustee to give such consent or take such action; and provided further that where a consent or action under the Indenture is only effective against each holder of Debentures who has consented thereto, such consent or action will only be effective against a Holder of Common Securities who directs the Property Trustee to give such consent or take such action. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. If the Property Trustee fails to enforce its rights under the Debentures after a holder of record of Common Securities has made a written request, such Holder of Common Securities may, to the fullest extent permitted by law, institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other Person.

         Except with respect to directing the time, method and place of conducting a proceeding for a remedy, the Property Trustee shall not take any of the actions described in clauses (i) through (iv) above unless the Property Trustee has obtained an opinion of tax counsel experienced in such matters to the effect that, taking such action into account, the Trust will continue to be classified as a grantor trust for United States federal income tax purposes.

         Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent without a meeting and without prior written notice. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote and (iii) instructions for the delivery of proxies.

         No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

7.       Amendments to Declaration and Indenture

         (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Administrative Trustees otherwise propose to effect, (i) any action that would adversely affect the rights, privileges or preferences of the Securities, whether by way of amendment to the Declaration or otherwise, or
(ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of outstanding Securities as a class will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities; and provided further, that (w) no such amendment or proposal which would reduce the principal amount or the distribution rate or change the payment dates or maturity of the Preferred Securities shall be permitted without the consent of each Holder of Preferred Securities, (x)
Section 9.1(c) and Section 12.1 of the Declaration shall not be amended without the consent of all of the Holders of the Securities, (y) Article IV of the Declaration shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities, and (z) the rights of the Holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove, Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

         (b) In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Preferred Securities, and if no Event of Default has occurred and is continuing, a Majority in liquidation amount of the Common Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of a Super Majority, the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 7(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

8.       Pro Rata

         A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

9.       Ranking

         The Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

10.      Listing

         The Administrative Trustees shall use their best efforts to cause the Preferred Securities to be listed for quotation on the New York Stock Exchange.

11.      Acceptance of Securities Guarantee and Indenture

         Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Declaration and to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture, including the subordination provisions therein.

12.      No Preemptive Rights

         The Holders of the Securities shall have no preemptive or similar rights to subscribe for any additional securities.

13.      Miscellaneous

         These terms constitute a part of the Declaration.

         The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                 EXHIBIT A-1
                   FORM OF PREFERRED SECURITY CERTIFICATE

         [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT -- THIS PREFERRED SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSTIARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Certificate Number -01-            Number of Preferred Securities __________

                                                    CUSIP NO. _________

                 Certificate Evidencing Preferred Securities

                                     of

                           Laclede Capital Trust I

              ____% Trust Originated Preferred Securities (SM)
        ("TOPrS"(SM)) (liquidation amount $25 per Preferred Security)

         Laclede Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the ____% Trust Originated Preferred


                                    A1-1

Securities (SM) (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of ______________, 2002, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

         This Preferred Security Certificate shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law thereof.

         IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of ___________, 2002.


                                       ________________________________________
                                       Douglas H. Yaeger, as Administrative
                                       Trustee




                                    A1-2

                    -------------------------------------
                                 ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:


----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
      (Insert assignee's social security or tax identification number)



----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------
                 (Insert address and zip code of assignee)

and irrevocably appoints


----------------------------------------------------------------------------

----------------------------------------------------------------------------

agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
      -----------------------------------------------

Signature:
           ------------------------------------------

(Sign exactly as your name appears on the other side of this Preferred Security Certificate)




                                    A1-3

                                 EXHIBIT A-2
                     FORM OF COMMON SECURITY CERTIFICATE

THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION (AS DEFINED BELOW).


Certificate Number                       Number of Common Securities __________

                  Certificate Evidencing Common Securities

                                     of

                           Laclede Capital Trust I

                  ____% Trust Originated Common Securities
                (liquidation amount $25 per Common Security)

         Laclede Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that The Laclede Group, Inc. (the "Holder"), is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the ___% Trust Originated Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). Except as provided in the Declaration (as defined below), the Common Securities are not transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of _____________, 2002 as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

         Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

                                    A2-1

         This Common Security Certificate shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflict of laws thereof.


         IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of ____________, 2002.




                               ________________________________________________
                               Douglas H. Yaeger, as Administrative Trustee




                                    A2-2

                                  EXHIBIT B
                            SPECIMEN OF DEBENTURE

No.
$________
CUSIP NO.

                           THE LACLEDE GROUP, INC.
              ____% SUBORDINATED DEFERRABLE INTEREST DEBENTURES
                               DUE _________20

         The Laclede Group, Inc., a Missouri corporation (the "Issuer," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to The Bank of New York, not in its individual capacity, but solely as Property Trustee of Laclede Capital Trust I (the "Trust"), or registered assigns, the principal sum of _________________________ Dollars ($__________) on
______________, 20___, and to pay interest on said principal sum from
___________, 2002, quarterly (subject to deferral as set forth herein) in arrears on _________, _______, __________ and _____________ of each year
(each such date, an "Interest Payment Date"), commencing __________________, 2002 at the rate of ____% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded quarterly. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Debenture is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Debenture (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the Business Day next preceding such Interest Payment Date. [IF PURSUANT TO THE PROVISIONS OF THE INDENTURE THE DEBENTURES ARE NO LONGER REPRESENTED BY A GLOBAL DEBENTURE -- which shall be the close of business on the _____ day of the month in which such Interest Payment Date occurs.] If and to the extent the Issuer shall default in the payment of the interest due on such Interest Payment Date, interest shall be paid to the person in whose name this Debenture is registered at the close of business on a subsequent record date (which shall not be less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holder of this Debenture not less than 15 days preceding such subsequent Record Date. The principal of (and premium, if any) and the interest on this Debenture shall be payable at the office or agency of the Trustee in the Borough of Manhattan, the City of New York maintained for that purpose in any coin or currency of the United States of America that at the time is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the registered Holder at such address as shall appear in the Security Register or by wire transfer to an account maintained by the Holder. Notwithstanding the foregoing, so long as the Holder of this Debenture is the Property Trustee, the payment of the principal of (and premium, if any) and interest on this Debenture will be made at such place and to such account as may be designated by the Property Trustee.

         The indebtedness evidenced by this Debenture is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee as his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

         This Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

         The provisions of this Debenture are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Debenture shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws thereof.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be
executed this      day of           , 2002.
              ----        ----------

                                        THE LACLEDE GROUP, INC.


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------

Attest:

By:
    -------------------------------
        Corporate Secretary

                        CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series of Securities described in the within-mentioned Indenture.

                                     THE BANK OF NEW YORK, as Trustee



                                     By:
                                         --------------------------------------
                                                  Authorized Signatory

                                     Dated:
                                           ------------------------------------

                         (FORM OF REVERSE OF DEBENTURE)

         This Debenture is one of a duly authorized series of Securities of the Issuer (herein sometimes referred to as the "Debentures"), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of ___________, 2002, duly executed and delivered between the Issuer and The Bank of New York, a New York banking corporation, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of ____________, 2002, between the Issuer and the Trustee (the Indenture as so supplemented, the "Indenture"), to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Debentures. By the terms of the Indenture, the Debentures are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Debentures is limited in aggregate principal amount as specified in said First Supplemental Indenture.

         The Issuer shall have the right to redeem this Debenture at the option of the Issuer, without premium or penalty, in whole or in part at any time on or after ____________, 200__, or at any time in certain circumstances upon the occurrence of a Special Event, at a redemption price equal to 100% of the principal amount plus any accrued but unpaid interest, to the date of such redemption. Any redemption pursuant to this paragraph will be made upon not less than 30 days' nor more than 60 days' notice. If the Debentures are only partially redeemed by the Issuer pursuant to an Optional Redemption, the Debentures will be redeemed pro rata.

         In the event of redemption of this Debenture in part only, a new Debenture or Debentures of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Debentures may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of a majority in aggregate principal amount of the Debentures and other Indenture securities of each series affected at the time Outstanding and affected (voting as one class), as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Debentures; provided, however, that the Issuer and the Trustee may not, without the consent of the Holder of each Debenture then Outstanding and affected thereby: (a) change the time of payment of the principal (or any installment) of any Debenture, or reduce the principal amount thereof, or reduce the rate or change the time of payment of interest thereon, or impair the right to institute suit for the enforcement of any payment on any Debenture when due or (b) reduce the percentage in principal amount of the Debentures, the consent of whose Holders is required for any such modification or for any waiver provided for in the Indenture. The Indenture also contains provisions providing that prior to the acceleration of the maturity of any Debenture or other securities outstanding under the Indenture, the Holders of a majority in aggregate principal amount of Debentures of and other Securities Outstanding under the Indenture with respect to which a default or an Event of Default shall have occurred and be continuing (voting as one class) may on behalf of the Holders of all such affected Securities (including the Debentures) waive any past default and its consequences, except a default or an Event of Default in respect of a covenant or provision of the Indenture or of any Debenture or other Security that cannot be modified or amended without the consent of the Holder of each Debenture or other Security affected. Any such consent or waiver by the registered Holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Debenture and of any Debenture issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debenture.

         No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Debenture at the time and place and at the rate and in the money herein prescribed.

         The Issuer shall have the right at any time during the term of the Debentures and from time to time to extend the interest payment period of such Debentures for up to 20 consecutive quarters (an "Extended Interest Payment Period"), at the end of which period the Issuer shall pay all interest then accrued and unpaid (together with interest thereon at the rate specified for the Debentures to the extent that payment of such interest is enforceable under applicable law). Before the termination of any such Extended Interest Payment Period, the Issuer may further extend such Extended Interest Payment Period, provided that such Extended Interest Payment Period together with all such further extensions hereof shall not exceed 20 consecutive quarters. At the termination of any such Extended Interest Payment Period and upon the payment of all accrued and unpaid interest and any additional amounts then due, the Issuer may commence a new Extended Interest Payment Period.

         As provided in the Indenture and subject to certain limitations therein set forth, this Debenture is transferable by the registered Holder hereof on the Security Register of the Issuer, upon surrender of this Debenture for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer or the Trustee duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Debentures of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

         Prior to due presentment for registration of transfer of this Debenture, the Issuer, the Trustee, any paying agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Issuer nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of or the interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Issuer or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

         Debentures of this series so issued are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Debentures of this series so issued are exchangeable for a like aggregate principal amount of Debentures of this series in authorized denominations, as requested by the Holder surrendering the same.

         All terms used in this Debenture that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                         [End of Form of Debenture]

                                  EXHIBIT C

                           UNDERWRITING AGREEMENT

                          See Form 8-K Exhibit 1.1

                                  EXHIBIT D
                             FORM OF TAX OPINION

Based solely upon the foregoing, we are of the opinion that under current United States federal income tax law:

         (1) The Trust will be classified as a grantor trust and not as an association taxable as a corporation. Accordingly, for United States federal income tax purposes, each holder of [the Securities] will generally be considered the owner of an undivided interest in the Subordinated Debentures, and each holder will be required to include in its gross income any original issue discount accrued with respect to its allocable share of those Subordinated Debentures.

         (2) The Subordinated Debentures will be classified for United States federal income tax purposes as indebtedness of the Debenture Issuer.

         (3) Although the discussion set forth in the Prospectus Supplement under the heading "CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES" does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of [the Securities], in our opinion such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of [the Securities] under current law.














                                    D-1